Koo’Toor Design, INC.
 SUBSCRIPTION AGREEMENT

The Investor named below, by payment of the purchase price for such Common Shares, by the delivery of a check payable to Koo’Toor Design INC., hereby subscribes for the purchase of the number of Common Shares indicated below of Koo’Toor Design, INC., at a purchase of $0.02 per Share as set forth in the Prospectus.

By such payment, the named Investor further acknowledges receipt of the Prospectus and the Subscription Agreement, the terms of which govern the investment in the Common Shares being subscribed for hereby.

A. INVESTMENT:                                           (1) Number of Shares:

(2) Date of Investor's check: __________

B. REGISTRATION:

(3) Registered owner: __________

Co-Owner: __________________________________

(4) Mailing address: _________

City, State & zip:__________

(5) Residence Address (if different from above):

=================================================

(6) Birth Date: ______/______/__

(7) Employee or Affiliate: Yes ______ No ______

(8) Social Security: #: ______/____/______

U.S. Citizen [ ] Other [ ]

Co-Owner Social Security:

#: ______/______/______

U.S. Citizen [ ] Other [ ]

Corporate or Custodial:

Taxpayer ID #: ______/______/______

U.S. Citizen [ ] Other [ ]

(9) Telephone (H) ________

(10) *email address:_______
*Please note that by providing your email address, you accept that all further communications between you and the Company shall be by email, unless otherwise required by law and/or the rules and regulations of any governing body of traded securities.

C. OWNERSHIP:

[ ] Individual Ownership                                           [ ] IRA or Keogh

[ ] Joint Tenants with Rights of Survivorship

[ ] Trust/Date Trust Established_______________

[ ] Pension/Trust (S.E.P.)

[ ] Tenants in Common                                           [ ] Tenants by the Entirety

[ ] Corporate Ownership                                           [ ] Partnership

[ ] Other_____________________

D. SIGNATURES
Registered Owner: _______________

Co-Owner: _____________________________

Print Name of Custodian or Trustee: _____________________________

Authorized Signature: _______________

Date: _____________

Signature: _______________

MAIL TO:                                Koo’Toor Design INC.
  116 Grove Street Roseville, CA 95678
____________________________________________________________________
FOR OFFICE USE ONLY:
Date Received: _______ _________________________________________
Date Accepted/Rejected ___
Subscriber's Check Amount:
Check No. ___________________ Date Check _